Other receivables	12 Months Ended
Dec. 31, 2019
Other receivables
Other receivables

17       Other receivables

	At December 31,
	2019	2018
Non-Current
Tax credits	18,567	20,331
Trust funds (*)	90,093	107,411
Prepaid expenses	228	231
Other	11,066	5,220
	119,954	133,193
Current
Tax credits(**)	60,483	30,270
Guarantee deposit	8,658	5,992
Receivables from related parties (Note 27)	9,269	9,611
Prepaid expenses	4,453	6,073
Other(***)	18,813	14,585
	101,676	66,531

(*) Funds are held by a trust, on which the Company does not have the power to direct the relevant activities of the trustee company and is not exposed, or have rights, to variable returns, as such does not consolidate the trustee company.

(**) During 2019, AA2000 filed requests to the Argentine Federal Public Revenue Administration (“AFIP”) in order to obtain the return of tax credits of Value Added Tax (“VAT”) mainly for VAT generated by the purchase of fixed assets. The total amount requested from the AFIP for VAT tax credit returns was USD 18,316.

(***) Mainly includes receivable for the additional Municipal tax on passenger boarding fees of Toscana Aeroporti S.p.A. for a total amount of USD 8,934 as of December 31,2019 (USD 7,898 as of December 31,2018).

The fair value of financial assets within current other receivables approximates to its carrying amount. The fair value of financial assets within non-current receivables amounts to approximately USD 102.4 million at December 31, 2019 (USD 128.4 million as of December 31, 2018). The fair value of these financial assets was calculated using a discounted cash flow (Level 3).